Quarterly Compliance Report pursuant to the Rule 10f-3
For the period from September 1, 2009 to February 28, 2010
JPMorgan Trust I

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/16/09
Issuer Ford Motor Credit Company LLC (F 8.70% October 1, 2014)
CUSIP 345397VL
Bonds 250,000
Offering Price $98.805
Spread $1.50
Cost $247,013
Dealer Executing Trade Banc of America Securities LLC
% of Offering 1.11%
Syndicate Banc of America Securities LLC, Citigroup Global Markets Inc, J.P.Morgan Securities Inc, Morgan Stanley & Co. Inc, Barclays Capital Inc., BNP Paribas Securities Corp. Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc, RBS Securities Inc, UBS Securites LLC
Fund JPMorgan Total Return Fund
Trade Date 09/16/09
Issuer Ford Motor Credit Company LLC (F 8.70% October 1, 2014)
CUSIP 345397VL
Bonds 95,000
Offering Price $98.805
Spread $1.50
Cost $93,865
Dealer Executing Trade Banc of America Securities LLC
% of Offering 1.11%
Syndicate Banc of America Securities LLC, Citigroup Global Markets Inc, J.P.Morgan Securities Inc, Morgan Stanley & Co. Inc, Barclays Capital Inc. BNP Paribas Securities Corp. Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc, RBS Securities Inc, UBS Securites LLC
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 09/16/09
Issuer Missouri Highway and Transportation (5.000%, May 1, 2020)
CUSIP 60636WNL
Bonds 4,065,000
Offering Price $115.739
Spread $0.47
Cost $4,704,790
Dealer Executing Trade Merrill Lynch & Co., Inc.
% of Offering 1.35%
Syndicate Merrill Lynch, Morgan Stanley, Stifel, Nicolaus & Co, Citi, Edward Jones, George Baum, JPMorgan, Loop Capital, RBC Capital Markets, Valdez & Moreno, Wachovia Bank
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 09/17/09
Issuer State of New York Dormitory Authority (5.000%, July 1, 2023)
CUSIP 64983M8Q
Bonds 7,420,000
Offering Price $108.015
Spread $0.48
Cost $8,014,713
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering 2.82%
Syndicate Citi, Ramirez, Merrill Lynch, Barclays Capital, BB&T Capital, Goldman Sachs, JPMorgan, Janney Montgomery Scott, Loop Capital, Prager Sealy, Stone & Youngberg
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 09/18/09
Issuer Southwest Higher Education Authority (4.000%, October 1, 2015)
CUSIP 845040GM
Bonds 650,000
Offering Price $108.541
Spread $0.43
Cost $705,517
Dealer Executing Trade Jackson Securities
% of Offering 0.44%
Syndicate Merrill Lynch, Jackson Securities, JPMorgan, Morgan Keegan, Wells Fargo Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/5/09
Issuer K. Hovnanian Entreprises (HOV 10.625% October 15, 2016 144A)
CUSIP 442488BF
Bonds 6,250,000
Offering Price $98.208
Spread $1.75
Cost $6,138,000
Dealer Executing Trade Credit Suisse Securities
% of Offering 3.78%
Syndicate Citigroup Global Markets, Credit Suisse, Banc of America Securities, Deutsche Bank Securities, JP Morgan Securities, Wells Fargo & Co.
Fund JPMorgan New York Tax Free Bond Fund
Trade Date 10/5/09
Issuer New York City GO Bonds (5.000%, August 1, 2017)
CUSIP 64966HPN
Bonds 2,000,000
Offering Price 114.402
Spread $0.52
Cost $2,288,040
Dealer Executing Trade Samuel A Ramirez & Company
% of Offering 0.22%
Syndicate Citi,Merrill,JPMorgan,Morgan Stanley,Siebert Brand,Barclays,Beal,Fidelity,Goldman Sachs,Jeffries, Loop,Ramirez,Rice,Roosevelt Cross,SWS Securities,Wachovia,Cabrera,Jackson Securities,Janney Montgomery,Lebenthal,MFR ,ecurities,Morgan Keegan,Raymond James,Dain Rauscher,TD Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/5/09
Issuer United Airlines, Inc. (UAUA 10.40% November 1, 2016)
CUSIP 902552AB
Bonds 1,600,000
Offering Price $100.00
Spread $1.35
Cost $1,600,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 3.61%
Syndicate JP Morgan Securities, Morgan Stanley, Goldman Sachs & Co.
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/9/09
Issuer Solutia Inc. (SOA 8.75% November 1, 2017)
CUSIP 834376AK
Bonds 270,000
Offering Price $100.00
Spread $2.25
Cost $270,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 1.57%
Syndicate Citigroup Global Markets Deutsche Bank Securities, Jefferies & Co, JP Morgan, Fifth Third Bank, HSBC Securities, KBC Bank
Fund JPMorgan Total Return Fund
Trade Date 10/9/09
Issuer Solutia Inc. (SOA 8.75% November 1, 2017)
CUSIP 834376AK
Bonds 80,000
Offering Price $100.00
Spread $2.25
Cost $80,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering 1.57%
Syndicate Citigroup Global Markets Deutsche Bank Securities, Jefferies & Co, JP Morgan, Fifth Third Bank, HSBC Securities, KBC Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/14/09
Issuer Intelsat Jackson Holding (INTEL 8.50% November 1, 2019 144A)
CUSIP 458207AG
Bonds 375,000
Offering Price $99.166
Spread $2.00
Cost $371,873
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.13%
Syndicate Banc of America Securites, Barclays Capital, Credit Suisse, Morgan Stanley, Deutsche Bank, Goldman Sachs & Co, JP Morgan Securities
Fund JPMorgan Total Return Fund
Trade Date 10/14/09
Issuer Intelsat Jackson Holding (INTEL 8.50% November 1, 2019 144A)
CUSIP 458207AG
Bonds 110,000
Offering Price $99.166
Spread $2.00
Cost $109,083
Dealer Executing Trade Banc of America Securities LLC
% of Offering 2.13%
Syndicate Banc of America Securites, Barclays Capital, Credit Suisse, Morgan Stanley, Deutsche Bank, Goldman Sachs & Co, JP Morgan Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/22/09
Issuer Navistar International Corporation (NAV 8.25% November 1, 2021)
CUSIP 63934EAM
Bonds 400,000
Offering Price $96.328
Spread $1.65
Cost $385,312
Dealer Executing Trade Credit Suisse Securities
% of Offering 1.66%
Syndicate Banc of America Securities, Citigroup Global markets, Credit Suisee, Deutsche Bank, Goldman Sachs & Co, JP Morgan, RBC Capital, Scotia Capital, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 10/22/09
Issuer Navistar International Corporation (NAV 8.25% November 1, 2021)
CUSIP 63934EAM
Bonds 105,000
Offering Price $96.328
Spread $1.65
Cost $101,144
Dealer Executing Trade Credit Suisse Securities
% of Offering 1.66%
Syndicate Banc of America Securities, Citigroup Global markets, Credit Suisee, Deutsche Bank, Goldman Sachs & Co, JP Morgan, RBC Capital, Scotia Capital, UBS Securities
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 10/23/09
Issuer Petrobras International Finance Corporation (PIFCO 5.750% January 20, 2020)
CUSIP US71645WAP68
Bonds 1,730,000
Offering Price $99.060
Spread $0.40
Cost $1,713,738
Dealer Executing Trade HSBC Securities Inc.
% of Offering 0.50%
Syndicate Citigroup Global Markets, HSBC Securities, JPMorgan, Santander Investment Securities, Banco do Brasil, Societe Generale
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 10/30/09
Issuer California Economic Recovery (5.000%, July 1, 2023)
CUSIP 13067JLD
Bonds 10,000,000
Offering Price 106.942
Spread $0.62
Cost $10,694,200
Dealer Executing Trade Barclays Capital Inc
% of Offering 2.00%
Syndicate Piper,Barclays,BNY,City National,Fidelity,JPMorgan,Morgan Stanley,Pershing,Prager,Ramirez,Baird,RH Investment,SL Hare,SWS,Toussaint,Wedbush Morgan,Wulff Hansen,Wells Fargo,Jeffries
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/2/09
Issuer RSC Equipment Rental, Inc. ( RRR 10.250% November 15, 2019 144A)
CUSIP 78108AAB
Bonds 7,250,000
Offering Price $98.477
Spread $2.00
Cost $7,139,583
Dealer Executing Trade Deutsche Bank Securities
% of Offering 5.00%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Deutsche Bank Securities, JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 11/3/09
Issuer Vale Overseas Limited (VALEBZ 6.875% November 10, 2039)
CUSIP US91911TAK97
Bonds 1,100,000
Offering Price $98.564
Spread $0.30
Cost $1,084,204
Dealer Executing Trade HSBC Securities Inc.
% of Offering 0.82%
Syndicate Deutsche Bank Securities, HSBC Securities, JPMorgan
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/4/09
Issuer State of Georgia (5.000%, November 1, 2013)
CUSIP 373384ND
Bonds 15,160,000
Offering Price 113.287
Spread $0.42
Cost $17,174,309
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 2.26%
Syndicate Citi,Merrill Lynch,Morgan Keegan,Barclays,Jackson,Jeffries,JPMorgan,Morgan Stanley,Sterne Agee,Wells Fargo,Goldman
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/4/09
Issuer Virgin Media Finance PLC (VMED 8.375% October 15, 2019)
CUSIP 92769VAB
Bonds 1,080,000
Offering Price $98.364
Spread $1.48
Cost $1,062,331
Dealer Executing Trade Deutsche BankSecurities
% of Offering 1.86%
Syndicate BNP Paribas, Calyon New York, Deutsche Bank, Goldman Sachs & Co, HSBC Securities, JP Morgan, RBS Securities, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 11/4/09
Issuer Virgin Media Finance PLC (VMED 8.375% October 15, 2019)
CUSIP 92769VAB
Bonds 235,000
Offering Price $98.364
Spread $1.48
Cost $231,155
Dealer Executing Trade Deutsche BankSecurities
% of Offering 1.86%
Syndicate BNP Paribas, Calyon New York, Deutsche Bank, Goldman Sachs & Co, HSBC Securities, JP Morgan, RBS Securities, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 11/9/09
Issuer Cisco Systems Inc (CSCO 5.50% January 15, 2040)
CUSIP 17275RAF
Bonds 650,000
Offering Price $97.439
Spread $0.80
Cost $633,354
Dealer Executing Trade Deutsche Bank Securities
% of Offering 1.15%
Syndicate Banc of America Securities, Barclays Capital, Credit Suisse, Deutsche Bank, HSBC Securities, JP Morgan, Citigroup Global Markets, Morgan Stanley, Wells Fargo & Co, Blaylock & Partners, BNP Paribas, ING Bank NV, Standard Chartered Bank, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/10/09
Issuer Triumph Group Inc (TGI 8.00% November 15, 2017 144A)
CUSIP 896818AC
Bonds 155,000
Offering Price $98.558
Spread $2.00
Cost $152,765
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 2.69%
Syndicate Banc of America Securities, JPMorgan, BB&T Capital Markets, PNC Capital Markets, RBC Capital Markets, RBS Securities
Fund JPMorgan Total Return Fund
Trade Date 11/10/09
Issuer Triumph Group Inc (TGI 8.00% November 15, 2017 144A)
CUSIP 896818AC
Bonds 30,000
Offering Price $98.558
Spread $2.00
Cost $29,567
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 2.69%
Syndicate Banc of America Securities, JPMorgan, BB&T Capital Markets, PNC Capital Markets, RBC Capital Markets, RBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/13/09
Issuer Revlon Consumer Products Corporation (REV 9.75% November 15, 2015 144A)
CUSIP 761519BA
Bonds 4,605,000
Offering Price $98.90
Spread $2.00
Cost $4,554,345
Dealer Executing Trade Citigroup Global Markets
% of Offering 4.09%
Syndicate Bank of America Securities, Citigroup Global Markets, Credit Suisse, JP Morgan
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 11/17/09
Issuer State of Qatar (QATAR 6.40% January 20, 2040 144A)
CUSIP 74727PAL
Bonds 1,080,000
Offering Price $99.785
Spread $0.13
Cost $1,077,678
Dealer Executing Trade Barclays Bank plc
% of Offering 0.14%
Syndicate Barclays Capital, Credit Suisse, Goldman Sachs & Co, JPMorgan, Qatar National Bank
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 11/18/09
Issuer Gerdau Holdings Inc. (GGBRBZ 7.00% January 20, 2020 144A)
CUSIP 37373UAA
Bonds 1,080,000
Offering Price $98.20
Spread $0.50
Cost $1,060,560
Dealer Executing Trade HSBC Securities Inc.
% of Offering 0.10%
Syndicate Banco Itau, Banco Santander, Bank of America Merill Lynch, Citigroup Global Markets, HSBC Securities, JPMorgan, BB Securities, BBVA Securities, BNP Paribas, Bradesco Securities, Calyon Securities, Goldman Sachs & Co, Morgan Stanley, Scotia Capital
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/18/09
Issuer Harris County Texas (4.000%, October 1, 2014)
CUSIP 414005CH
Bonds 1,700,000
Offering Price 109.375
Spread $0.38
Cost $1,859,375
Dealer Executing Trade DEPFA First Albany Securities, LLC
% of Offering 1.74%
Syndicate DEPFA,Barclays,Morgan Keegan,JPMorgan,Cabrera,Piper Jaffray
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/18/09
Issuer Harris County Texas(5.500%, October 1, 2017)
CUSIP 414005CQ
Bonds 5,000,000
Offering Price 118.388
Spread $0.50
Cost $5,919,400
Dealer Executing Trade DEPFA First Albany Securities, LLC
% of Offering 5.11%
Syndicate DEPFA,Barclays,Morgan Keegan,JPMorgan,Cabrera,Piper Jaffray
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/19/09
Issuer JohnsonDiversey Holdings Inc  (JONDIV 8.25% November 15, 2019 144A)
CUSIP 479269AE
Bonds 630,000
Offering Price $99.170
Spread $2.00
Cost $624,771
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 0.59%
Syndicate Barclays Capital, Citigroup Global Markets, Goldman Sachs & Co, HSBC Securities, JPMorgan, Morgan Stanley, Natixis Bleichroeder, Rabo Securities, RBC Capital Markets, Scotia Capital
Fund JPMorgan Total Return Fund
Trade Date 11/19/09
Issuer JohnsonDiversey Holdings Inc  (JONDIV 8.25% November 15, 2019 144A)
CUSIP 479269AE
Bonds 125,000
Offering Price $99.170
Spread $2.00
Cost $123,963
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 0.59%
Syndicate Barclays Capital, Citigroup Global Markets, Goldman Sachs & Co, HSBC Securities, JPMorgan, Morgan Stanley, Natixis Bleichroeder, Rabo Securities, RBC Capital Markets, Scotia Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/20/09
Issuer Cloud Peak Energy Resources LLC (CLD 8.25% December 15, 2017 144A)
CUSIP 18911MAA
Bonds 765,000
Offering Price $99.268
Spread $2.00
Cost $759,400
Dealer Executing Trade Morgan Stanley and Company
% of Offering 4.67%
Syndicate Credit Suisse Securities, Morgan Stanley, RBC Capital Markets, Calyon Securities, JPMorgan, Scotia Capital, SG Americas Securities, Wells Fargo, BMO Capital Markets, Capital One Southcoast, Citigroup Global Markets, Natixis Bleichroeder, PNC Capital Markets, Raymond James, SunTrust Robinson Humphrey
Fund JPMorgan Total Return Fund
Trade Date 11/20/09
Issuer Cloud Peak Energy Resources LLC (CLD 8.25% December 15, 2017 144A)
CUSIP 18911MAA
Bonds 145,000
Offering Price $99.268
Spread $2.00
Cost $143,939
Dealer Executing Trade Morgan Stanley and Company
% of Offering 4.67%
Syndicate Credit Suisse Securities, Morgan Stanley, RBC Capital Markets, Calyon Securities, JPMorgan, Scotia Capital, SG Americas Securities, Wells Fargo, BMO Capital Markets, Capital One Southcoast, Citigroup Global Markets, Natixis Bleichroeder, PNC Capital Markets, Raymond James, SunTrust Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/20/09
Issuer Cloud Peak Energy Resources LLC (CLD 8.50% December 15, 2019 144A)
CUSIP 18911MAB
Bonds 510,000
Offering Price $99.160
Spread $2.00
Cost $505,716
Dealer Executing Trade Morgan Stanley and Company
% of Offering 4.00%
Syndicate Credit Suisse Securities, Morgan Stanley, RBC Capital Markets, Calyon Securities, JPMorgan, Scotia Capital, SG Americas Securities, Wells Fargo, BMO Capital Markets, Capital One Southcoast, Citigroup Global Markets, Natixis Bleichroeder, PNC Capital Markets, Raymond James, SunTrust Robinson Humphrey
Fund JPMorgan Total Return Fund
Trade Date 11/20/09
Issuer Cloud Peak Energy Resources LLC (CLD 8.50% December 15, 2019 144A)
CUSIP 18911MAB
Bonds 95,000
Offering Price $99.160
Spread $2.00
Cost $94,202
Dealer Executing Trade Morgan Stanley and Company
% of Offering 4.00%
Syndicate Credit Suisse Securities, Morgan Stanley, RBC Capital Markets, Calyon Securities, JPMorgan, Scotia Capital, SG Americas Securities, Wells Fargo, BMO Capital Markets, Capital One Southcoast, Citigroup Global Markets, Natixis Bleichroeder, PNC Capital Markets, Raymond James, SunTrust Robinson Humphrey
Fund JPMorgan Total Return Fund
Trade Date 12/1/09
Issuer Freddie Mac (FHLMC 1.375% January 9, 2013)
CUSIP 3137EACG
Bonds 10,390,000
Offering Price $99.903
Spread $0.08
Cost $10,379,922
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering 0.72%
Syndicate Banc of America Securities, Barclays Capital, JPMorgan Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 12/7/09
Issuer JDA Software Group Inc (JDAS 8.00% December 15, 2014 144A)
CUSIP 46612KAA
Bonds 270,000
Offering Price $98.988
Spread $2.00
Cost $267,268
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 1.68%
Syndicate Goldman Scahs & Co, Wells Fargo & Co, JP Morgan
Fund JPMorgan Total Return Fund
Trade Date 12/7/09
Issuer JDA Software Group Inc (JDAS 8.00% December 15, 2014 144A)
CUSIP 46612KAA
Bonds 50,000
Offering Price $98.988
Spread $2.00
Cost $49,494
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 1.68%
Syndicate Goldman Scahs & Co, Wells Fargo & Co, JP Morgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 12/10/09
Issuer Wind Acquisition Holding (WINDIM 12.25% July 15, 2017 144A)
CUSIP 97315LAA
Bonds 1,740,000
Offering Price $98.325
Spread $1.75
Cost $1,710,855
Dealer Executing Trade Morgan Stanley and Company
% of Offering 1.82%
Syndicate Morgan Stanley, Banca IMI, Calyon Securities, Citigroup Global Markets, JP Morgan, Natixis Bleichroeder Inc.
Fund JPMorgan Tax Aware High Income Fund
Trade Date 12/11/09
Issuer Iowa Finance Authority (5.000%, July 1, 2028)
CUSIP 462467KL
Bonds 100,000
Offering Price $106.289
Spread $0.63
Cost $106,289
Dealer Executing Trade RBC Capital
% of Offering 2.50%
Syndicate RBC,Morgan Stanley,Goldman Sachs,Piper Jaffray,JPMorgan,Baum,Morgan Keegan,Rice
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 12/16/09
Issuer McJunkin Red Man Corporation (MRC 9.50% December 15, 2016 144A)
CUSIP 581241AA
Bonds 1,760,000
Offering Price $97.533
Spread $1.75
Cost $1,716,581
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 2.29%
Syndicate Barclays Capital, Goldman Sachs & Co, Bank of America Merrill Lynch, JP Morgan, Raymond James & Assoc., SunTrust Robinson Humphrey, TD Securities
Fund JPMorgan Total Return Fund
Trade Date 12/16/09
Issuer McJunkin Red Man Corporation (MRC 9.50% December 15, 2016 144A)
CUSIP 581241AA
Bonds 295,000
Offering Price $97.533
Spread $1.75
Cost $287,722
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering 2.29%
Syndicate Barclays Capital, Goldman Sachs & Co, Bank of America Merrill Lynch, JP Morgan, Raymond James & Assoc., SunTrust Robinson Humphrey, TD Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 12/17/09
Issuer GXS Worldwide Inc (GXSWLD 9.75% June 15, 2015 144A)
CUSIP 36190QAA
Bonds 1,050,000
Offering Price $97.948
Spread $2.50
Cost $1,028,454
Dealer Executing Trade Barclays Capital Inc.
% of Offering 0.96%
Syndicate Barclays Capital, Citigroup Global Markets, JPMorgan, Wells Fargo
Fund JPMorgan Total Return Fund
Trade Date 12/17/09
Issuer GXS Worldwide Inc (GXSWLD 9.75% June 15, 2015 144A)
CUSIP 36190QAA
Bonds 175,000
Offering Price $97.948
Spread $2.50
Cost $171,409
Dealer Executing Trade Barclays Capital Inc.
% of Offering 0.96%
Syndicate Barclays Capital, Citigroup Global Markets, JPMorgan, Wells Fargo
Fund JPMorgan Total Return Fund
Trade Date 01/06/10
Issuer Berkshire Hathaway Finance (BRK 5.75% January 15, 2040)
CUSIP 084664BL
Bonds 335,000
Offering Price $98.802
Spread $0.88
Cost $330,987
Dealer Executing Trade Wells Fargo Advisors
% of Offering 1.61%
Syndicate JPMorgan, Wells Fargo Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 01/06/10
Issuer Motiva Enterprises LLC (MTVD 5.75% January 15, 2020 144A)
CUSIP 61980AAC
Bonds 13,800,000
Offering Price $99.804
Spread $0.65
Cost $13,772,952
Dealer Executing Trade Credit Suisse Securities
% of Offering 2.00%
Syndicate Credit Suisse, JPMorgan, Citigroup Global Markets, Bank of Tokyo Mitsubishi Trust Co, Calyon Securities, RBS Securities
Fund JPMorgan Total Return Fund
Trade Date 01/06/10
Issuer Motiva Enterprises LLC (MTVD 6.85% January 15, 2040 144A)
CUSIP 61980AAD
Bonds 370,000
Offering Price $99.708
Spread $0.88
Cost $368,920
Dealer Executing Trade Credit Suisse Securities
% of Offering 1.47%
Syndicate Credit Suisse, JPMorgan, Citigroup Global Markets, Bank of Tokyo Mitsubishi Trust Co, Calyon Securities, RBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 01/07/10
Issuer Energy Future Holdings (TXU 10.0%  January 15, 2020 144A)
CUSIP 292680AG
Bonds 1,475,000
Offering Price $100.00
Spread $2.25
Cost $1,475,000
Dealer Executing Trade Citigroup Global Markets
% of Offering 1.84%
Syndicate Citigroup Global Markets, Credit Suisee, Goldman sachs & Co, JPMorgan, Bank of America Merrill Lynch, Morgan Stanley
Fund JPMorgan Total Return Fund
Trade Date 01/07/10
Issuer Energy Future Holdings (TXU 10.0%  January 15, 2020 144A)
CUSIP 292680AG
Bonds 220,000
Offering Price $100.00
Spread $2.25
Cost $220,000
Dealer Executing Trade Citigroup Global Markets
% of Offering 1.84%
Syndicate Citigroup Global Markets, Credit Suisee, Goldman sachs & Co, JPMorgan, Bank of America Merrill Lynch, Morgan Stanley
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 01/07/10
Issuer Qwest Communications International Inc. (QUS 7.125% April 1, 2018 144A)
CUSIP 749121CB
Bonds 2,395,000
Offering Price $98.440
Spread $1.50
Cost $2,357,638
Dealer Executing Trade Deutsche Bank Secuirites
% of Offering 3.41%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs & Co, JPMorgan Securities, Morgan Stanley, Wells Fargo, Credit Suisse, SunTrust Robinson Humphrey, UBS Securities, US Bancorp Investments
Fund JPMorgan Total Return Fund
Trade Date 01/07/10
Issuer Qwest Communications International Inc. (QUS 7.125% April 1, 2018 144A)
CUSIP 749121CB
Bonds 355,000
Offering Price $98.440
Spread $1.50
Cost $349,462
Dealer Executing Trade Deutsche Bank Secuirites
% of Offering 3.41%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs & Co, JPMorgan Securities, Morgan Stanley, Wells Fargo, Credit Suisse, SunTrust Robinson Humphrey, UBS Securities, US Bancorp Investments
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 01/11/10
Issuer Scotts Miracle-Gro Company (SMG 7.25% January 15, 2018)
CUSIP 810186AH
Bonds 295,000
Offering Price $99.254
Spread $2.13
Cost $292,799
Dealer Executing Trade Banc America Securities
% of Offering 3.06%
Syndicate Banc of America Securities, JPMorgan, BMO Capital, BNP Paribas, Rabo Securities, Scotia Capital, Calyon Securities, Fifth Third Securities, PNC Capital, RBS Corp
Fund JPMorgan Total Return Fund
Trade Date 01/11/10
Issuer Scotts Miracle-Gro Company (SMG 7.25% January 15, 2018)
CUSIP 810186AH
Bonds 45,000
Offering Price $99.254
Spread $2.13
Cost $44,664
Dealer Executing Trade Banc America Securities
% of Offering 3.06%
Syndicate Banc of America Securities, JPMorgan, BMO Capital, BNP Paribas, Rabo Securities, Scotia Capital, Calyon Securities, Fifth Third Securities, PNC Capital, RBS Corp
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 1/28/2010
Issuer Missouri State Environmental IMPT (MOSENV 5% January 1, 2016)
CUSIP 60636PC9
Bonds 5,000,000
Offering Price $116.120
Spread $0.50
Cost $5,806,000
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering 2.43%
Syndicate BOA Merrill,Baum,JPMorgan,Rice,Oppenheimer,Wachovia,Siebert Brandford,Piper Jarffray
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 1/28/2010
Issuer Missouri State Environmental IMPT (MOSENV 5% January 1, 2020)
CUSIP 60636PD6
Bonds 8,000,000
Offering Price $116.790
Spread $0.50
Cost $9,343,200
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering 3.89%
Syndicate BOA Merrill,Baum,JPMorgan,Rice,Oppenheimer,Wachovia,Siebert Brandford,Piper Jarffray
Fund JPMorgan Total Return Fund
Trade Date 02/02/10
Issuer Williams Partners LP (WPZ 6.30% April 15, 2040 144A)
CUSIP 96950FAE
Bonds 390,000
Offering Price $99.401
Spread $0.88
Cost $387,664
Dealer Executing Trade Barclays Capital Inc.
% of Offering 0.62%
Syndicate Barclays Capital, Citigroup Global Markets, JPMorgan, RBS Securities
Fund JPMorgan Total Return Fund
Trade Date 02/03/10
Issuer Valero Energy Corporation (VLO 6.125% February 1, 2020)
CUSIP 91913YAR
Bonds 760,000
Offering Price $99.369
Spread $0.65
Cost $755,204
Dealer Executing Trade Citigroup Global Markets
% of Offering 0.60%
Syndicate Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, JPMorgan, BNP Paribas, Calyon Securities, Daiwa Securities, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, RBC Securities, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey, UBS Securities, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 02/09/10
Issuer Freescale Semiconductor Inc.  (FSL 10.125% March 15,  2018 144A)
CUSIP 35687MAQ
Bonds 5,290,000
Offering Price $100.00
Spread $2.00
Cost $5,290,000
Dealer Executing Trade Citigroup Global Markets
% of Offering 1.20%
Syndicate Citigroup Global Markets, Credit Suisse, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 02/09/10
Issuer Sable International Finance Ltd. (CWLN 7.75% February 15, 2017 144A)
CUSIP 785712AA
Bonds 1,040,000
Offering Price $100.00
Spread $1.75
Cost $1,040,000
Dealer Executing Trade RBS Securities Inc.
% of Offering 0.60%
Syndicate Barclays Capital, BNP Paribas, JPMorgan, RBS Securities, Citigroup Global Markets, HSBC Securities, Lloyds TSB Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 02/25/10
Issuer Central Garden & Pet Company (CENT 8.25% March 1, 2018)
CUSIP 153527AG
Bonds 685,000
Offering Price $100.00
Spread $2.00
Cost $685,000
Dealer Executing Trade CIBC World Markets
% of Offering 1.79%
Syndicate JPMorgan, Oppenheimer & Co, Deutsche Bank Securities, SunTrust Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 02/26/10
Issuer Oshkosh Corporation (OSK 8.25% March 1, 2017 144A)
CUSIP 688225AA
Bonds 325,000
Offering Price $100.00
Spread $2.00
Cost $325,000
Dealer Executing Trade BancAmerica Securities
% of Offering 0.36%
Syndicate Bank of America Merrill Lynch, Goldman Sachs & Co, JPMorgan, SunTrust Robinson Humphrey, Wells Fargo, BNP Paribas, Credit Argicole Securities, PNC Capital, RBS Securities, TD Securities